UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 4, 2006
INDUS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
3301 Windy Ridge Parkway, Atlanta, Georgia 30339
(Addresses of Principal Executive Offices, including Zip Code)
(770) 952-8444
(Registrant’s Telephone Number, including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 PRESS RELEASE DATED APRIL 4, 2006

Item 2.02. Results of Operations and Financial Condition.
On April 4, 2006, Indus International, Inc. (the “Company”) updated its adjusted earnings per share projection for the fiscal year ended March 31, 2006, and provided preliminary results for expected year end GAAP earnings per share, fourth quarter license fees and fiscal year-end cash balance. The press release announcing this update and preliminary results is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release dated April 4, 2006 relating to updated adjusted earnings per share projection for the fiscal year ended March 31, 2006 and preliminary results for expected year end GAAP earnings per share, fourth quarter license fees and fiscal year-end cash balance

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC.

/s/ Patrick M. Henn

	Name:	Patrick M. Henn
	Title:	Executive Vice President and Chief Financial Officer
Date: April 4, 2006